SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):

                           November 13, 1997


                           TECO ENERGY, INC.
        (Exact name of registrant as specified in its charter)




          FLORIDA                       1-8180              59-2052286
(State or other jurisdiction       (Commission file      (IRS Employer
     of incorporation)                 Number)          Identification
                                                               No.)


     702 North Franklin Street, Tampa Florida                 33602
     (Address of principal executive offices)              (Zip code)

Registrant's telephone number, including area code: (813) 228-4111



















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Item 5.   Other Events


     The registrant announced that its Board of Directors has made the following officer changes, effective November 13, 1997:

1.   Timothy  L. Guzzle, formerly Chairman of the Board and Chief
     Executive Officer, will continue as Chairman of the Board.

2.   Girard  F.  Anderson, formerly President and Chief Operating
     Officer, was named President and Chief Executive Officer.

3.   Alan  D.  Oak, formerly Senior Vice President-Finance, Chief
     Financial Officer and Principal Accounting Officer, was named Executive Vice President and Chief Operating Officer.

4.   John  B.  Ramil  was  named Vice President-Finance and Chief
     Financial Officer.

5.   William  L.  Griffin,  who  is continuing as Vice President-
     Controller, was named Principal Accounting Officer.
































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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    November 13, 1997             TECO Energy, Inc.



                                   By:/s/ J. B. Ramil
                                          J. B. Ramil
                                     Vice President-Finance,
                                   and Chief Financial Officer
                                 (Principal Financial Officer)

































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